BNY Mellon Worldwide Growth Fund, Inc.
STATEMENT OF INVESTMENTS
July 31, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 99.8%
Banks — 3.0%
JPMorgan Chase & Co.	101,645	30,111,315
Capital Goods — 8.8%
Assa Abloy AB, Cl. B	623,105	20,610,506
BAE Systems PLC	1,187,985	28,303,180
Deere & Co.	23,298	12,216,772
Eaton Corp. PLC	46,830	18,016,438
Schneider Electric SE	38,850	10,119,605
		89,266,501
Consumer Discretionary Distribution & Retail — 5.9%
Amazon.com, Inc.(a)	254,615	59,607,918
Consumer Durables & Apparel — 3.7%
Hermes International SCA	5,275	12,948,654
LVMH Moet Hennessy Louis Vuitton SE	46,185	24,895,831
		37,844,485
Consumer Services — 3.0%
Marriott International, Inc., Cl. A	50,210	13,246,904
McDonald’s Corp.	58,475	17,546,593
		30,793,497
Energy — 2.6%
Chevron Corp.	173,790	26,353,516
Financial Services — 11.2%
BlackRock, Inc.	20,570	22,750,626
London Stock Exchange Group PLC	94,670	11,577,401
Mastercard, Inc., Cl. A	37,375	21,171,816
S&P Global, Inc.	37,982	20,931,880
Visa, Inc., Cl. A(b)	107,710	37,210,574
		113,642,297
Food, Beverage & Tobacco — 2.9%
Diageo PLC, ADR(b)	62,605	6,132,160
Philip Morris International, Inc.	79,315	13,011,626
The Coca-Cola Company	150,215	10,198,096
		29,341,882
Health Care Equipment & Services — 6.6%
Abbott Laboratories	130,875	16,515,116
EssilorLuxottica SA	65,745	19,552,348
Intuitive Surgical, Inc.(a)	50,080	24,092,987
UnitedHealth Group, Inc.	28,305	7,063,796
		67,224,247
Household & Personal Products — 2.7%
L’Oreal SA, ADR(b)	205,340	18,178,750
The Procter & Gamble Company	59,170	8,903,310
		27,082,060
Materials — 1.5%
Air Liquide SA, ADR	393,770	15,514,538
Media & Entertainment — 10.0%
Alphabet, Inc., Cl. C	244,685	47,189,949

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 99.8% (continued)
Media & Entertainment — 10.0% (continued)
Meta Platforms, Inc., Cl. A	47,865	37,020,706
Nintendo Co. Ltd.	207,370	17,450,433
		101,661,088
Pharmaceuticals, Biotechnology & Life Sciences — 2.9%
AstraZeneca PLC	104,660	15,651,945
Novo Nordisk A/S, ADR	289,425	13,623,235
		29,275,180
Semiconductors & Semiconductor Equipment — 14.4%
ASML Holding NV	34,205	23,762,555
NVIDIA Corp.	371,930	66,155,189
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	124,840	30,163,841
Texas Instruments, Inc.	145,010	26,255,511
		146,337,096
Software & Services — 13.4%
Adobe, Inc.(a)	24,605	8,800,963
Intuit, Inc.	27,840	21,858,019
Microsoft Corp.	176,680	94,258,780
ServiceNow, Inc.(a)	12,400	11,694,688
		136,612,450
Technology Hardware & Equipment — 5.4%
Apple, Inc.	264,270	54,854,524
Transportation — 1.8%
Canadian Pacific Kansas City Ltd.	251,480	18,496,354
Total Common Stocks (cost $410,911,344)		1,014,018,948

	1-Day Yield (%)
Investment Companies — .1%
Registered Investment Companies — .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $1,604,253)	4.43	1,604,253	1,604,253
Investment of Cash Collateral for Securities Loaned — .7%
Registered Investment Companies — .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $6,811,570)	4.43	6,811,570	6,811,570
Total Investments (cost $419,327,167)		100.6%	1,022,434,771
Liabilities, Less Cash and Receivables		(.6%)	(6,186,128)
Net Assets		100.0%	1,016,248,643

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At July 31, 2025, the value of the fund’s securities on loan was $10,041,661 and the value of the collateral was
$10,350,160, consisting of cash collateral of $6,811,570 and U.S. Government & Agency securities valued at $3,538,590.  In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon Worldwide Growth Fund, Inc.
July 31, 2025 (Unaudited)
The following is a summary of the inputs used as of July 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,014,018,948	—	—	1,014,018,948
Investment Companies	8,415,823	—	—	8,415,823
	1,022,434,771	—	—	1,022,434,771

†	See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At July 31, 2025, accumulated net unrealized appreciation on investments was $603,107,605, consisting of $609,293,796 gross unrealized appreciation and $6,186,191 gross unrealized depreciation.
At July 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.